UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act File Number:	811-21734

Registrant Name:	PIMCO Global StocksPlus & Income Fund

Address of Principal Executive Offices:	1633 Broadway
New York, NY 10019

Name and Address of Agent for Service:	William G. Galipeau
650 Newport Center Drive
Newport Beach, CA 92660

Registrant’s telephone number, including area code:	(844) 337-4626

Date of Fiscal Year End:	March 31

Date of Reporting Period:	December 31, 2014

Item 1. Schedule of Investments

Schedule of Investments

PIMCO Global StocksPLUS® & Income Fund

December 31, 2014 (Unaudited)

	PRINCIPAL AMOUNT (000s)		MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 172.0%
BANK LOAN OBLIGATIONS 4.0%
Clear Channel Communications, Inc.
3.819% due 01/29/2016		$484	$479
6.919% due 01/30/2019		200	189
Energy Future Intermediate Holding Co. LLC
4.250% due 06/19/2016		3,783	3,789
Numericable U.S. LLC
4.500% due 05/21/2020		132	132
OGX
8.000% due 04/11/2015		129	100
Sequa Corp.
5.250% due 06/19/2017		198	193
Stockbridge SBE Holdings LLC
13.000% due 05/02/2017		600	552

Total Bank Loan Obligations (Cost $5,487)			5,434

CORPORATE BONDS & NOTES 45.2%
BANKING & FINANCE 27.3%
AGFC Capital Trust
6.000% due 01/15/2067 (h)		1,000	745
American International Group, Inc.
5.600% due 10/18/2016 (h)		4,565	4,909
Barclays Bank PLC
14.000% due 06/15/2019 (e)	GBP	100	205
Blackstone CQP Holdco LP
9.296% due 03/18/2019		$4,375	4,372
BPCE S.A.
9.250% due 04/22/2015 (e)	EUR	150	186
Cantor Fitzgerald LP
7.875% due 10/15/2019 (h)		$500	549
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
6.875% due 03/19/2020 (h)	EUR	1,000	1,440
11.000% due 06/30/2019 (e)(h)		$1,135	1,464
Exeter Finance Corp.
9.750% due 05/20/2019		900	900
Ford Motor Credit Co. LLC
8.000% due 12/15/2016 (h)		3,850	4,314
Greystar Real Estate Partners LLC
8.250% due 12/01/2022 (h)		520	532
Jefferies Finance LLC
7.500% due 04/15/2021 (h)		767	716
Jefferies LoanCore LLC
6.875% due 06/01/2020 (h)		800	734
KGH Intermediate Holdco LLC
8.500% due 08/07/2019		1,416	1,416
8.500% due 08/08/2019 (f)		472	472
LBG Capital PLC
7.588% due 05/12/2020	GBP	500	787
15.000% due 12/21/2019 (h)		800	1,717
Millennium Offshore Services Superholdings LLC
9.500% due 02/15/2018 (h)		$1,000	1,000
Navient Corp.
8.000% due 03/25/2020 (h)		1,000	1,107
8.450% due 06/15/2018 (h)		1,250	1,397
Novo Banco S.A.
3.875% due 01/21/2015	EUR	350	424
4.750% due 01/15/2018		100	119
5.875% due 11/09/2015		500	612
OneMain Financial Holdings, Inc.
7.250% due 12/15/2021 (h)		$1,415	1,457
SL Green Realty Corp.
7.750% due 03/15/2020 (h)		2,000	2,392
Springleaf Finance Corp.
6.500% due 09/15/2017 (h)		900	947
6.900% due 12/15/2017 (h)		200	214
Toll Road Investors Partnership LP
0.000% due 02/15/2045		1,284	263
Towergate Finance PLC
6.053% due 02/15/2018 (h)	GBP	500	684
8.500% due 02/15/2018 (h)		640	893

			36,967

INDUSTRIALS 15.3%
Aeropuertos Dominicanos Siglo S.A.
9.750% due 11/13/2019 (h)		$600	582
Ancestry.com, Inc. (9.625% Cash or 10.375% PIK)
9.625% due 10/15/2018 (c)(h)		184	181
Armored Autogroup, Inc.
9.250% due 11/01/2018		100	100
Berau Coal Energy Tbk PT
7.250% due 03/13/2017 (h)		800	374
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (c)(h)		1,308	1,118
C10 Capital SPV Ltd.
6.722% due 12/31/2016 (e)(h)		2,700	2,686
Caesars Entertainment Operating Co., Inc.
8.500% due 02/15/2020 (h)		3,667	2,835
9.000% due 02/15/2020 (h)		183	140
Carolina Beverage Group LLC
10.625% due 08/01/2018 (h)		291	290
Corp. GEO S.A.B. de C.V.
9.250% due 06/30/2020 ^		470	29
CVS Pass-Through Trust
5.880% due 01/10/2028		564	643
Diamond Foods, Inc.
7.000% due 03/15/2019		90	92
Enterprise Inns PLC
6.875% due 05/09/2025	GBP	10	16
Forbes Energy Services Ltd.
9.000% due 06/15/2019		$292	191
GCI, Inc.
6.750% due 06/01/2021 (h)		1,410	1,390
Global Geophysical Services, Inc.
10.500% due 05/01/2017 ^		357	3
Hema Bondco BV
6.250% due 06/15/2019 (h)	EUR	100	103
iHeartCommunications, Inc.
9.000% due 03/01/2021 (h)		$690	679
9.000% due 09/15/2022 (h)		1,000	982
Ineos Finance PLC
7.500% due 05/01/2020 (h)		600	632
Millar Western Forest Products Ltd.
8.500% due 04/01/2021		30	31
Mongolian Mining Corp.
8.875% due 03/29/2017		700	462
OGX Austria GmbH
8.375% due 04/01/2022 ^		2,050	31
8.500% due 06/01/2018 ^		1,400	9
Pinnacol Assurance
8.625% due 06/25/2034 (f)		1,100	1,165
Pittsburgh Glass Works LLC
8.000% due 11/15/2018 (h)		180	191
Rockies Express Pipeline LLC
6.875% due 04/15/2040		100	107
Scientific Games International, Inc.
10.000% due 12/01/2022 (h)		900	829
Sequa Corp.
7.000% due 12/15/2017		76	69
Spanish Broadcasting System, Inc.
12.500% due 04/15/2017 (h)		500	518
Tembec Industries, Inc.
9.000% due 12/15/2019 (h)		600	592
UAL Pass-Through Trust
6.636% due 01/02/2024 (h)		1,640	1,772
10.400% due 05/01/2018 (h)		319	355
Vander Intermediate Holding Corp. (9.750% Cash or 10.500% PIK)
9.750% due 02/01/2019 (c)		100	104
Western Express, Inc.
12.500% due 04/15/2015		30	28
Westmoreland Coal Co.
8.750% due 01/01/2022 (h)		1,415	1,397

			20,726

UTILITIES 2.6%
Dynegy Finance, Inc.
6.750% due 11/01/2019		205	209
7.375% due 11/01/2022		190	193
7.625% due 11/01/2024		35	36
Illinois Power Generating Co.
6.300% due 04/01/2020 (h)		480	403
7.950% due 06/01/2032 (h)		800	704

NGPL PipeCo LLC
7.768% due 12/15/2037	86	89
9.625% due 06/01/2019 (h)	1,020	1,028
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2021 (h)	850	799
Sierra Hamilton LLC
12.250% due 12/15/2018	100	93

		3,554

Total Corporate Bonds & Notes (Cost $62,767)		61,247

MUNICIPAL BONDS & NOTES 1.1%
WEST VIRGINIA 1.1%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	1,745	1,502

Total Municipal Bonds & Notes (Cost $1,644)		1,502

U.S. GOVERNMENT AGENCIES 2.6%
Fannie Mae
5.881% due 03/25/2037 (a)(h)	860	100
5.981% due 11/25/2039 (a)(h)	751	101
6.131% due 01/25/2038 (a)(h)	1,115	140
6.211% due 03/25/2037 (a)(h)	883	127
6.231% due 12/25/2037 (a)(h)	1,397	183
6.241% due 06/25/2037 (a)(h)	349	44
6.271% due 04/25/2037 (a)(h)	773	123
6.281% due 04/25/2037 (a)(h)	1,746	297
6.431% due 11/25/2035 (a)(h)	340	53
6.631% due 11/25/2036 (a)(h)	3,913	612
7.000% due 12/25/2023 (h)	179	209
7.031% due 02/25/2037 (a)(h)	754	113
7.500% due 06/01/2032	47	50
7.800% due 06/25/2026	6	6
9.809% due 12/25/2042	115	133
13.963% due 08/25/2022 (h)	248	316
Freddie Mac
0.750% due 10/25/2020 (a)(h)	10,830	388
6.279% due 03/15/2037 (a)(h)	1,345	190
6.409% due 09/15/2036 (a)(h)	870	117
6.419% due 09/15/2036 (a)(h)	1,837	245
7.000% due 08/15/2023	11	12

Total U.S. Government Agencies (Cost $3,893)		3,559

U.S. TREASURY OBLIGATIONS 0.7%
U.S. Treasury Notes
1.500% due 08/31/2018 (j)(l)	1,000	1,005

Total U.S. Treasury Obligations (Cost $1,006)		1,005

MORTGAGE-BACKED SECURITIES 65.6%
Banc of America Alternative Loan Trust
16.567% due 09/25/2035 ^(h)	3,303	4,109
Banc of America Funding Trust
0.385% due 07/20/2036	171	160
2.622% due 03/20/2036	1,217	1,121
2.669% due 12/20/2034	712	601
5.846% due 01/25/2037 ^	416	336
Banc of America Mortgage Trust
6.000% due 07/25/2046 ^	5	5
Banc of America/Merrill Lynch Commercial Mortgage, Inc.
5.744% due 03/11/2041 (h)	2,000	2,007
BCAP LLC Trust
6.250% due 11/26/2036	756	777
BCRR Trust
5.858% due 07/17/2040 (h)	3,000	3,254
Bear Stearns Adjustable Rate Mortgage Trust
2.574% due 07/25/2036 ^	535	447
2.656% due 03/25/2035	325	317
2.786% due 02/25/2034	721	710
Bear Stearns ALT-A Trust
2.466% due 04/25/2035	369	307
2.612% due 09/25/2035	293	252
2.667% due 11/25/2035 ^	183	144
Bear Stearns Commercial Mortgage Securities Trust
5.650% due 02/11/2041	1,000	1,019
Bear Stearns Structured Products, Inc.
2.337% due 12/26/2046	484	379
2.591% due 01/26/2036 (h)	1,431	1,138
BRAD Resecuritization Trust
1.000% due 03/12/2021	2,694	591

CBA Commercial Small Balance Commercial Mortgage
5.540% due 01/25/2039 ^		913	603
Celtic Residential Irish Mortgage Securitisation PLC
0.262% due 11/13/2047 (h)	EUR	2,413	2,772
0.820% due 12/14/2048	GBP	2,094	3,044
Charlotte Gateway Village LLC
6.410% due 12/01/2016		$487	504
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.470% due 08/25/2035		220	204
0.510% due 10/25/2034		15	13
Citigroup Mortgage Loan Trust, Inc.
2.778% due 03/25/2037 ^		895	699
Commercial Mortgage Trust
0.133% due 10/10/2046 (a)(h)		77,000	945
5.904% due 07/10/2046		760	848
Countrywide Alternative Loan Trust
0.375% due 05/20/2046 (h)		1,353	994
0.410% due 12/25/2046 ^		174	110
0.500% due 10/25/2035 (h)		1,531	1,222
0.520% due 05/25/2036 ^(h)		2,761	1,748
2.662% due 02/25/2037 ^		400	356
5.220% due 10/25/2035 ^		348	298
5.500% due 08/25/2034 (h)		823	824
5.500% due 02/25/2036 ^		46	42
5.500% due 03/25/2036		835	670
6.000% due 05/25/2037 ^(h)		1,028	843
6.250% due 09/25/2034		128	132
6.981% due 07/25/2036 (a)		1,926	554
19.334% due 07/25/2035 (h)		1,863	2,544
Countrywide Home Loan Mortgage Pass-Through Trust
0.410% due 03/25/2036		296	250
0.490% due 03/25/2035 (h)		1,784	1,715
0.560% due 02/25/2035		202	156
2.313% due 02/20/2036 ^		2,025	726
2.388% due 10/20/2035 ^		242	193
2.393% due 10/20/2035 ^		405	364
2.589% due 08/25/2034		476	440
2.903% due 03/25/2037 ^		520	425
5.024% due 10/20/2035		835	760
5.500% due 08/25/2035 ^		66	63
Credit Suisse Commercial Mortgage Trust
5.970% due 02/15/2041 (h)		2,000	2,195
Credit Suisse Mortgage Capital Certificates
5.467% due 09/16/2039 (h)		900	950
Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.000% due 11/25/2036		356	360
First Horizon Alternative Mortgage Securities Trust
2.234% due 11/25/2036 ^		720	541
First Horizon Mortgage Pass-Through Trust
2.555% due 01/25/2037 ^(h)		1,519	1,325
GE Capital Commercial Mortgage Corp.
5.194% due 05/10/2043 (h)		1,000	1,010
GMAC Mortgage Corp. Loan Trust
3.277% due 06/25/2034		166	160
GS Mortgage Securities Trust
6.041% due 08/10/2043 (h)		730	802
GSR Mortgage Loan Trust
2.644% due 05/25/2035		267	244
2.669% due 09/25/2035 (h)		210	212
2.715% due 04/25/2035		493	481
5.500% due 06/25/2036 ^		182	170
HarborView Mortgage Loan Trust
0.464% due 04/19/2034		37	34
2.157% due 11/19/2034		167	134
2.695% due 02/25/2036 ^		72	58
4.595% due 06/19/2036 ^		700	504
4.853% due 08/19/2036 ^		42	38
HSI Asset Loan Obligation Trust
2.584% due 01/25/2037 ^		666	541
IndyMac Mortgage Loan Trust
0.440% due 06/25/2037 ^(h)		2,143	1,425
0.450% due 03/25/2035		66	59
2.388% due 06/25/2037 ^		865	572
JPMBB Commercial Mortgage Securities Trust
0.155% due 11/15/2045 (a)(h)		76,047	1,627
JPMorgan Chase Commercial Mortgage Securities Trust
5.606% due 05/15/2041 (h)		1,500	1,555
JPMorgan Mortgage Trust
2.608% due 04/25/2037 ^(h)		1,542	1,236
2.781% due 05/25/2036		442	395
5.500% due 01/25/2036 ^		118	114
5.500% due 06/25/2037 ^		103	101
Luminent Mortgage Trust
0.340% due 12/25/2036 (h)		1,077	868
0.370% due 10/25/2046 (h)		1,015	874

MASTR Adjustable Rate Mortgages Trust
2.564% due 11/25/2035 ^	1,234	910
3.020% due 10/25/2034	337	298
Merrill Lynch Alternative Note Asset Trust
0.240% due 01/25/2037	345	161
Merrill Lynch Mortgage Investors Trust
1.582% due 10/25/2035	176	172
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.378% due 08/12/2048 (h)	957	1,017
Morgan Stanley Capital Trust
5.379% due 08/13/2042	100	99
5.569% due 12/15/2044 (h)	1,415	1,522
Morgan Stanley Re-REMIC Trust
0.000% due 07/17/2056 (b)	62	62
Opteum Mortgage Acceptance Corp. Trust
0.440% due 07/25/2036	405	281
Prime Mortgage Trust
6.381% due 11/25/2036 (a)	9,391	1,224
Provident Funding Mortgage Loan Trust
2.461% due 10/25/2035	167	167
RBSSP Resecuritization Trust
5.000% due 09/26/2036 (h)	2,544	1,677
Residential Accredit Loans, Inc. Trust
3.091% due 12/26/2034	500	410
3.762% due 01/25/2036 ^(h)	1,308	1,055
6.000% due 09/25/2035	688	551
6.000% due 08/25/2036 ^	506	407
Residential Asset Mortgage Products Trust
7.500% due 12/25/2031	131	138
Royal Bank of Scotland Capital Funding Trust
6.068% due 02/17/2051 (h)	3,000	3,011
Structured Adjustable Rate Mortgage Loan Trust
1.514% due 05/25/2035 (h)	3,289	2,347
2.555% due 09/25/2036 ^	472	296
2.633% due 09/25/2035	145	124
4.596% due 11/25/2036 ^	425	386
4.803% due 04/25/2036 ^	737	574
4.980% due 01/25/2036 ^	634	481
Structured Asset Mortgage Investments Trust
0.400% due 02/25/2036	581	479
0.450% due 02/25/2036	498	403
Suntrust Adjustable Rate Mortgage Loan Trust
2.620% due 01/25/2037 ^	240	230
Wachovia Bank Commercial Mortgage Trust
4.982% due 02/15/2035	247	247
5.188% due 01/15/2041 (h)	1,500	1,503
5.941% due 02/15/2051 (h)	2,500	2,736
WaMu Commercial Mortgage Securities Trust
5.686% due 03/23/2045 (h)	1,000	1,042
WaMu Mortgage Pass-Through Certificates
0.460% due 07/25/2045	177	167
WaMu Mortgage Pass-Through Certificates Trust
0.843% due 01/25/2047	166	151
2.195% due 12/25/2036 ^	768	694
2.362% due 02/25/2037 ^	630	557
4.492% due 04/25/2037	111	2
4.568% due 07/25/2037 ^	226	212
Washington Mutual Mortgage Pass-Through Certificates Trust
0.883% due 04/25/2047 ^	2,033	336
Wells Fargo Mortgage-Backed Securities Trust
6.000% due 03/25/2037 ^	616	602
Wells Fargo-RBS Commercial Mortgage Trust
0.338% due 12/15/2046 (a)	30,000	837

Total Mortgage-Backed Securities (Cost $67,979)		88,888

ASSET-BACKED SECURITIES 11.3%
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
5.795% due 02/25/2033 ^	1	0
Bayview Financial Asset Trust
1.120% due 12/25/2039	267	253
Bear Stearns Asset-Backed Securities Trust
6.500% due 08/25/2036 ^	837	568
22.936% due 03/25/2036 ^(h)	2,309	2,677
Bombardier Capital Mortgage Securitization Corp.
7.830% due 06/15/2030	1,462	861
Carrington Mortgage Loan Trust
0.320% due 08/25/2036	100	62
Centex Home Equity Loan Trust
0.620% due 06/25/2035	236	199
Citigroup Mortgage Loan Trust, Inc.
0.330% due 01/25/2037	265	173
5.972% due 01/25/2037	824	602
Conseco Finance Securitizations Corp.
7.960% due 05/01/2031	473	373

Countrywide Asset-Backed Certificates
0.305% due 01/25/2037	189	179
0.720% due 09/25/2034	145	139
EMC Mortgage Loan Trust
1.110% due 05/25/2039	731	703
Lehman XS Trust
5.106% due 05/25/2037 ^	462	531
5.420% due 11/25/2035 ^	458	459
MASTR Asset-Backed Securities Trust
5.233% due 11/25/2035	243	247
Morgan Stanley ABS Capital, Inc. Trust
0.230% due 05/25/2037	167	118
Quest Trust
0.290% due 08/25/2036	5	5
Residential Asset Mortgage Products Trust
0.850% due 03/25/2033	73	66
5.572% due 06/25/2032	107	106
Soundview Home Loan Trust
0.230% due 11/25/2036	226	88
South Coast Funding Ltd.
0.491% due 01/06/2041	16,976	5,704
Structured Asset Securities Corp. Mortgage Loan Trust
0.305% due 05/25/2036	516	495
0.470% due 06/25/2035	666	588
Washington Mutual Asset-Backed Certificates Trust
0.215% due 10/25/2036	128	66

Total Asset-Backed Securities (Cost $12,346)		15,262

SOVEREIGN ISSUES 0.2%
Costa Rica Government International Bond
7.000% due 04/04/2044 (h)	300	295

Total Sovereign Issues (Cost $300)		295

	SHARES
WARRANTS 0.0%
INDUSTRIALS 0.0%
Alion Science and Technology Corp. - Exp. 03/15/2017	1,975	0

Total Warrants (Cost $0)		0

PREFERRED SECURITIES 0.7%
BANKING & FINANCE 0.3%
AgriBank FCB
6.875% due 01/01/2024 (e)	4,000	421

UTILITIES 0.4%
Entergy Arkansas, Inc.
4.750% due 06/01/2063	20,550	459
Entergy Louisiana LLC
4.700% due 06/01/2063	4,725	104

		563

Total Preferred Securities (Cost $902)		984

SHORT-TERM INSTRUMENTS 40.6%
REPURCHASE AGREEMENTS (g) 8.4%		11,355

	PRINCIPAL AMOUNT (000s)
SHORT-TERM NOTES 3.4%
Fannie Mae
0.142% due 06/01/2015	$100	100
Freddie Mac
0.071% due 04/01/2015 - 04/09/2015	4,500	4,499

		4,599

U.S. TREASURY BILLS 28.8%
0.044% due 01/02/2015 - 05/28/2015 (d)(h)(j)(l)	38,998	38,994

Total Short-Term Instruments (Cost $54,947)	54,948

Total Investments in Securities (Cost $211,271)	233,124

Total Investments 172.0% (Cost $211,271)	$233,124
Financial Derivative Instruments (i)(k) (4.7%) (Cost or Premiums, net $(3,252))	(6,405)
Other Assets and Liabilities, net (67.3%)	(91,154)

Net Assets Applicable to Common Shareholders 100.0%	$135,565

Notes to Schedule of Investments (amounts in thousands*, except number of contracts, shares, and units):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

(a)	Interest only security.

(b)	Principal only security.

(c)	Payment in-kind bond security.

(d)	Coupon represents a weighted average yield to maturity.

(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(f)	Restricted Securities:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
KGH Intermediate Holdco LLC	8.500%	08/08/2019	08/07/2014	$472	$472	0.35%
Pinnacol Assurance	8.625%	06/25/2034	06/23/2014	1,100	1,165	0.86%
				$1,572	$1,637	1.21%

Borrowings and Other Financing Transactions

(g)	Repurchase Agreements:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
RDR	0.100%	12/31/2014	01/02/2015	$10,400	U.S. Treasury Notes 1.375% due 05/31/2020	$(10,626)	$10,400	$10,400
SSB	0.000%	12/31/2014	01/02/2015	955	Fannie Mae 2.260% due 10/17/2022	(974)	955	955

Total Repurchase Agreements						$(11,600)	$11,355	$11,355

(1)	Includes accrued interest.

Reverse Repurchase Agreements:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
BCY	(2.000%)	08/20/2014	08/19/2016		$(2,616)	$(2,596)
	0.600%	10/22/2014	01/22/2015		(1,397)	(1,399)
	0.600%	10/28/2014	01/28/2015		(1,162)	(1,163)
	0.750%	12/15/2014	03/16/2015		(2,439)	(2,440)
	0.780%	12/04/2014	03/04/2015		(1,033)	(1,034)
	0.800%	10/22/2014	01/22/2015		(2,908)	(2,913)
	0.800%	11/18/2014	02/18/2015		(378)	(378)
	0.800%	11/21/2014	02/23/2015		(1,631)	(1,633)
	0.830%	10/22/2014	01/22/2015		(1,698)	(1,701)
	0.850%	12/15/2014	03/16/2015		(681)	(681)
	0.850%	12/18/2014	03/18/2015		(958)	(958)
	1.430%	09/29/2014	03/27/2015		(2,050)	(2,058)
	1.581%	10/22/2014	01/22/2015		(3,382)	(3,393)
	1.583%	10/28/2014	01/28/2015		(1,057)	(1,060)
	1.583%	11/12/2014	02/12/2015		(2,458)	(2,463)
BOS	1.989%	12/09/2014	06/09/2015		(2,481)	(2,484)
	1.993%	12/19/2014	03/19/2015		(1,490)	(1,491)
BPG	1.482%	10/22/2014	01/22/2015		(1,267)	(1,271)
BRC	0.550%	10/17/2014	01/19/2015	EUR	(979)	(1,186)
	0.750%	11/03/2014	02/03/2015		$(263)	(263)
CFR	(5.000%)	12/19/2014	12/19/2016	EUR	(83)	(100)
	(4.000%)	12/19/2014	12/16/2016	GBP	(583)	(907)
DEU	0.750%	10/02/2014	01/02/2015		$(992)	(994)
	0.750%	10/07/2014	01/08/2015		(550)	(551)
	0.750%	10/08/2014	01/08/2015		(129)	(129)
	0.750%	10/09/2014	01/09/2015		(178)	(178)
	0.750%	10/14/2014	01/14/2015		(857)	(858)
	0.750%	10/29/2014	01/29/2015		(902)	(903)
	0.750%	11/06/2014	02/06/2015		(1,637)	(1,639)
	0.800%	12/16/2014	03/17/2015		(997)	(997)
	0.800%	01/02/2015	04/02/2015		(916)	(916)
FOB	1.629%	10/15/2014	01/15/2015		(3,322)	(3,334)
JML	(1.500%)	12/19/2014	12/16/2016	GBP	(443)	(690)
MSC	1.150%	11/06/2014	02/06/2015		$(4,685)	(4,694)
	1.300%	09/18/2014	03/18/2015		(2,498)	(2,508)
	1.300%	09/23/2014	03/20/2015		(871)	(874)
RBC	0.740%	10/29/2014	04/29/2015		(2,068)	(2,071)
RDR	0.420%	12/04/2014	03/04/2015		(3,102)	(3,103)
	1.020%	11/24/2014	05/26/2015		(3,491)	(3,495)
	1.230%	10/14/2014	01/14/2015		(1,325)	(1,329)
	1.330%	07/01/2014	01/02/2015		(1,718)	(1,730)
	1.330%	09/29/2014	03/30/2015		(765)	(768)
	1.330%	10/07/2014	04/07/2015		(645)	(647)
	1.360%	01/02/2015	07/02/2015		(1,685)	(1,685)
RYL	0.750%	12/08/2014	01/08/2015	GBP	(1,047)	(1,633)
SAL	0.933%	11/14/2014	02/17/2015		$(647)	(648)
	0.978%	10/16/2014	01/16/2015		(1,651)	(1,654)
SOG	0.620%	10/21/2014	01/21/2015		(1,097)	(1,098)
	0.690%	12/16/2014	03/16/2015		(878)	(878)
UBS	0.450%	12/08/2014	03/09/2015		(4,727)	(4,728)
	0.500%	12/18/2014	03/18/2015		(1,407)	(1,407)
	0.600%	12/16/2014	03/18/2015		(2,207)	(2,208)
	0.650%	12/16/2014	03/18/2015		(2,078)	(2,079)
	0.650%	12/18/2014	03/18/2015		(1,193)	(1,193)
	0.750%	11/24/2014	05/26/2015		(1,037)	(1,038)
	1.280%	10/16/2014	01/16/2015	EUR	(1,825)	(2,215)
	1.382%	10/07/2014	01/07/2015		$(3,994)	(4,007)
	1.524%	10/03/2014	04/06/2015		(1,977)	(1,985)

Total Reverse Repurchase Agreements						$(94,436)

(2)	The average amount of borrowings while outstanding during the period ended December 31, 2014 was $84,498 at a weighted average interest rate of 0.692%.

(h)	Securities with an aggregate market value of $1,473,994 and cash of $853 have been pledged as collateral under the terms of master agreements as of December 31, 2014.

(i)	Financial Derivative Instruments: Exchange-Traded or Centrally Cleared

Purchased Options:

Options on Exchange-Traded Futures Contracts

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CME S&P 500 Index January Futures	1,945.000	01/16/2015	121	$333	$212

Total Purchased Options				$333	$212

Written Options:

Options on Exchange-Traded Futures Contracts

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CME S&P 500 Index January Futures	2,045.000	01/16/2015	121	$(910)	$(935)

Total Written Options				$(910)	$(935)

Futures Contracts:

					Variation Margin
Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation	Asset	Liability
E-mini S&P 500 Index March Futures	Long	03/2015	34	$70	$0	$(41)
S&P 500 Index March Futures	Long	03/2015	122	2,658	0	(741)

Total Futures Contracts				$2,728	$0	$(782)

Swap Agreements:

Interest Rate Swaps

								Variation Margin
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Asset	Liability
Pay	3-Month CAD-Bank Bill	3.300%	06/19/2024	CAD	4,900	$399	$171	$16	$0
Receive	3-Month CAD-Bank Bill	3.500%	06/20/2044		2,100	(289)	(214)	0	(22)
Pay	3-Month USD-LIBOR	2.750%	06/19/2023		$345,000	15,828	12,979	369	0
Pay	3-Month USD-LIBOR	3.000%	06/18/2024		12,000	793	415	13	0
Receive	3-Month USD-LIBOR	2.750%	06/17/2025		360,600	(10,757)	(1,312)	0	(358)

						$5,974	$12,039	$398	$(380)

Total Swap Agreements						$5,974	$12,039	$398	$(380)

(j)	Securities with an aggregate market value of $29,283 and cash of $927 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2014.

(k)	Financial Derivative Instruments: Over The Counter

Forward Foreign Currency Contracts:

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
BOA	01/2015	EUR	57		$71	$2	$0
	01/2015	GBP	61		96	1	0
	01/2015	ILS	51		13	0	0
	01/2015	JPY	3,329		28	0	0
	01/2015		$950	EUR	762	0	(28)
	01/2015		4,659	GBP	2,981	0	(13)
	01/2015		305	JPY	36,549	0	0
	02/2015	CHF	25		$26	1	0
	02/2015	GBP	2,936		4,587	12	0
	02/2015	JPY	36,549		305	0	0
	02/2015	SEK	931		125	6	0
	02/2015		$94	CHF	92	0	(1)
BPS	01/2015	BRL	1,117		$430	10	0
	01/2015		$421	BRL	1,117	0	0
BRC	02/2015		40	SEK	303	0	(1)
CBK	01/2015	JPY	17,447		$147	1	0
	01/2015		$2,670	EUR	2,176	0	(37)
	01/2015		28	JPY	3,300	0	(1)
	02/2015	CHF	397		$410	11	0
	02/2015	EUR	2,060		2,525	32	0
	03/2015	CAD	43		37	0	0
DUB	01/2015	BRL	1,117		421	0	0
	01/2015		$434	BRL	1,117	0	(14)
	07/2015	BRL	1,117		$412	12	0
FBF	01/2015	GBP	3,496		5,488	39	0
	01/2015	JPY	14,144		120	1	0
GLM	01/2015	AUD	226		189	5	0
	01/2015	EUR	460		572	15	0
	01/2015	GBP	682		1,069	6	0
	01/2015	JPY	30,743		260	4	0
	01/2015		$28	EUR	22	0	(1)
	01/2015		216	JPY	25,814	0	(1)
	02/2015	DKK	239		$40	1	0
	02/2015	NOK	96		13	0	0
	02/2015		$196	CHF	189	0	(6)
HUS	01/2015	SGD	74		$58	2	0
	01/2015		$1,685	GBP	1,076	0	(8)
	02/2015	HKD	101		$13	0	0
JPM	01/2015	EUR	2,832		3,512	85	0
	01/2015		$477	EUR	389	0	(6)
	01/2015		270	GBP	173	0	0
	02/2015	HKD	946		$122	0	0
MSB	01/2015	GBP	99		155	1	0
	02/2015	HKD	209		27	0	0
	02/2015		$81	HKD	628	0	0
UAG	01/2015		169	GBP	108	0	0

Total Forward Foreign Currency Contracts						$247	$(117)

Swap Agreements:

Credit Default Swaps on Asset-Backed Securities - Buy Protection  (1)

							Swap Agreements, at Value (5)
Counterparty	Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation	Asset	Liability
GST	Commercial Industrial Finance Corp. Ltd. 3-Month USD-LIBOR plus 4.000% due 10/20/2020	(4.500%)	10/20/2020	$478	$0	$5	$5	$0
	Telos CLO Ltd. 3-Month USD-LIBOR plus 4.250% due 10/11/2021	(5.000%)	10/11/2021	1,500	0	30	30	0

					$0	$35	$35	$0

Credit Default Swaps on Asset-Backed Securities - Sell Protection (2)

							Swap Agreements, at Value (5)
Counterparty	Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BOA	Long Beach Mortgage Loan Trust 1-Month USD-LIBOR plus 5.250% due 07/25/2033	6.250%	07/25/2033	$451	$0	$(160)	$0	$(160)
MYC	Morgan Stanley Dean Witter Capital 1-Month USD-LIBOR plus 3.225% due 08/25/2032	3.225%	08/25/2032	156	(3)	4	1	0

					$(3)	$(156)	$1	$(160)

Credit Default Swaps on Corporate Issues - Sell Protection  (2)

								Swap Agreements, at Value
Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2014 (3)	Notional Amount (4)	Premiums (Received)	Unrealized (Depreciation)	Asset	Liability
BRC	Abengoa S.A.	5.000%	12/20/2019	12.449%	EUR 400	$(90)	$(20)	$0	$(110)

Credit Default Swaps on Credit Indices - Sell Protection (2)

							Swap Agreements, at Value (5)
Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Premiums (Received)	Unrealized Appreciation	Asset	Liability
RYL	ABX.HE.AA.6-1 Index	0.320%	07/25/2045	$2,965	$(1,746)	$1,128	$0	$(618)
	ABX.HE.PENAAA.7-1 Index	0.090%	08/25/2037	2,365	(1,171)	639	0	(532)

					$(2,917)	$1,767	$0	$(1,150)

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps

								Swap Agreements, at Value
Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Premiums Paid	Unrealized (Depreciation)	Asset	Liability
BPS	Pay	1-Year BRL-CDI	12.055%	01/04/2021	BRL 3,600	$10	$(4)	$6	$0

Total Return Swaps on Convertible Securities

									Swap Agreements, at Value
Counterparty	Pay/Receive (6)	Underlying Reference	# of Shares	Financing Rate	Maturity Date	Notional Amount	Premiums Paid	Unrealized Appreciation	Asset	Liability
DUB	Receive	OGX Petroleo e Gas Participaceos S.A.	0	Not Applicable, Fully Funded	02/11/2015	$181	$181	$121	$302	$0
	Receive	OGX Petroleo e Gas Participaceos S.A.	0	Not Applicable, Fully Funded	04/11/2015	144	144	7	151	0

							$325	$128	$453	$0

Total Return Swaps on Indices

									Swap Agreements, at Value
Counterparty	Pay/Receive (6)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized (Depreciation)	Asset	Liability
FBF	Receive	NDDUEAFE Index	14,113	1-Month USD-LIBOR plus a specified spread	04/28/2015	$72,826		$(4,123)	$0	$(4,123)

Total Swap Agreements							$(2,675)	$(2,373)	$495	$(5,543)

(6)	Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

(l)	Securities with an aggregate market value of $5,319 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2014.

Fair Value Measurements

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
Bank Loan Obligations	$0	$5,334	$100	$5,434
Corporate Bonds & Notes
Banking & Finance	0	34,179	2,788	36,967
Industrials	0	14,268	6,458	20,726
Utilities	0	3,554	0	3,554
Municipal Bonds & Notes
West Virginia	0	1,502	0	1,502
U.S. Government Agencies	0	3,559	0	3,559
U.S. Treasury Obligations	0	1,005	0	1,005
Mortgage-Backed Securities	0	86,214	2,674	88,888
Asset-Backed Securities	0	15,262	0	15,262
Sovereign Issues	0	295	0	295
Preferred Securities
Banking & Finance	0	421	0	421
Utilities	563	0	0	563
Short-Term Instruments
Repurchase Agreements	0	11,355	0	11,355
Short-Term Notes	0	4,599	0	4,599
U.S. Treasury Bills	0	38,994	0	38,994

Total Investments	$563	$220,541	$12,020	$233,124

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	212	398	0	610
Over the counter	0	289	453	742
	$212	$687	$453	$1,352

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,717)	(380)	0	(2,097)
Over the counter	0	(5,660)	0	(5,660)

	$(1,717)	$(6,040)	$0	$(7,757)

Totals	$(942)	$215,188	$12,473	$226,719

There were no significant transfers between Level 1 and 2 during the period ended December 31, 2014.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended December 31, 2014:

Category and Subcategory	Beginning Balance at 03/31/2014	Net Purchases (1)	Net Sales (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2014	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2014 (2)
Investments in Securities, at Value
Bank Loan Obligations	$862	$109	$(200)	$19	$0	$(138)	$0	$(552)	$100	$(23)
Corporate Bonds & Notes
Banking & Finance	2,983	4,141	(12)	2	0	46	0	(4,372)	2,788	51
Industrials	2,697	1,250	(233)	2	0	(244)	3,026	(40)	6,458	(4)
Mortgage-Backed Securities	3,616	611	(3,174)	8	205	(109)	1,517	0	2,674	(19)
Asset-Backed Securities	4,306	3,813	(4,412)	112	461	1,424	0	(5,704)	0	0

	$14,464	$9,924	$(8,031)	$143	$666	$979	$4,543	$(10,668)	$12,020	$5
Financial Derivative Instruments - Assets
Over the counter	$185	$0	$0	$0	$0	$268	$0	$0	$453	$268

Totals	$14,649	$9,924	$(8,031)	$143	$666	$1,247	$4,543	$(10,668)	$12,473	$273

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2014	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Bank Loan Obligations	$100	Third Party Vendor	Broker Quote	77.50
Corporate Bonds & Notes
Banking & Finance	1,888	Discounted Cash Flows	Credit rating	B-BBB
			OAS spread	600bp - 950bps
			Yield	8.75 - 9.75
	900	Market Comparable Companies	Credit rating	B-BB
			Net Debt to Equity Ratio	8 - 10x
			Yield	8.00 - 10.00
Industrials	4,140	Benchmark Pricing	Base Price	76.38 - 102.67
	191	Indicative Market Quotation	Broker Quote	65.50
	2,127	Third Party Vendor	Broker Quote	108.00 -111.43
Mortgage-Backed Securities	905	Benchmark Pricing	Base Price	94.90 - 103.50
	190	Other Valuation Techniques (3)	—	—
	1,579	Third Party Vendor	Broker Quote	78.38 - 99.58
Financial Derivative Instruments - Assets
Over the counter	151	Indicative Market Quotation	Broker Quote	104.93
	302	Other Valuation Techniques (3)	—	—

Total	$12,473

(1)	Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.
(2)	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2014 may be due to an investment no longer held or categorized as level 3 at period end.
(3)	Includes valuation techniques not defined in the Supplementary Notes to Schedule of Investments as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The Net Asset Value (“NAV”) of the Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Fund. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Fund’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the investment manager (the “Manager”). The Board has delegated responsibility for applying the valuation methods to the Manager. The Manager monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the Manager pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager, PIMCO, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Manger monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Manager determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair market value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

•	Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•	Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of valuation methods used by third-party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by third-party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

Discounted cash flow valuation uses an internal analysis based on the portfolio manager’s expectation of principal and interest payments, fees and costs, and other unobservable inputs which may include credit rating, yield and option adjusted spread (“OAS”) of a security. Significant changes in the unobservable inputs of the models would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Market comparable companies valuation estimates fair value by using an internal model that utilizes comparable companies’ inputs such as the company’s credit rating, debt to equity ratios, market multiples derived from earnings before interest, taxes, depreciation and amortization (“EBITDA”), manager assumptions regarding such comparable companies and requested non-public statements from the underlying company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with U.S. GAAP, the Manager has reviewed the Fund’s tax positions for all open tax years. As of December 31, 2014, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the fiscal years from 2011-2013, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ Appreciation (1)
$211,275	$28,588	$(6,739)	$21,849

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are typically attributable to wash sale loss deferrals, straddle loss deferrals, swap contracts, sale-buyback transactions, and accelerated recognition of unrealized gain on certain futures and forward contracts for federal income tax purposes.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.
BOA	Bank of America N.A.	FOB	Credit Suisse Securities (USA) LLC	RBC	Royal Bank of Canada
BOS	Banc of America Securities LLC	GLM	Goldman Sachs Bank USA	RDR	RBC Dain Rausher, Inc.
BPG	BNP Paribas Securities Corp.	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	SAL	Citigroup Global Markets, Inc.
BRC	Barclays Bank PLC	JML	JP Morgan Securities Plc	SOG	Societe Generale
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
CFR	Credit Suisse Securities (Europe) Ltd.	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford
DEU	Deutsche Bank Securities, Inc.	MSC	Morgan Stanley & Co., Inc.	UBS	UBS Securities LLC
DUB	Deutsche Bank AG

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	NOK	Norwegian Krone
BRL	Brazilian Real	GBP	British Pound	SEK	Swedish Krona
CAD	Canadian Dollar	HKD	Hong Kong Dollar	SGD	Singapore Dollar
CHF	Swiss Franc	ILS	Israeli Shekel	USD (or $)	United States Dollar
DKK	Danish Krone	JPY	Japanese Yen

Exchange Abbreviations:
CME	Chicago Mercantile Exchange

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity

Other Abbreviations:
ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	PIK	Payment-in-Kind
ALT	Alternate Loan Trust	LIBOR	London Interbank Offered Rate	REMIC	Real Estate Mortgage Investment Conduit
CDI	Brazil Interbank Deposit Rate

Item 2. Controls and Procedures

(a) The registrant’s President, Principal Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

A separate certification for each principal executive officer and principal financial & accounting officer of the registrant as required by Rule 30a-2 under the 1940 Act is attached as Exhibit 99.CERT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Global StocksPlus & Income Fund

By:	/s/ Peter G. Strelow
Peter G. Strelow President, Principal Executive Officer

Date: February 27, 2015

By:	/s/ William G. Galipeau
William G. Galipeau, Treasurer, Principal Financial & Accounting Officer

Date: February 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter G. Strelow
Peter G. Strelow, President, Principal Executive Officer

Date: February 27, 2015

By:	/s/ William G. Galipeau
William G. Galipeau, Treasurer, Principal Financial & Accounting Officer

Date: February 27, 2015